Exhibit 99.2

CAREY WATERMARK INVESTORS INCORPORATED

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Our pro forma condensed consolidated balance sheet as of September 30, 2015 has been prepared as if the significant transaction during the fourth quarter of 2015 and first quarter of 2016 (noted herein) had occurred as of September 30, 2015. Our pro forma condensed consolidated statement of operations for the nine months ended September 30, 2015 and for the year ended December 31, 2014 have been prepared based on our historical financial statements as if the significant transactions and related financings during the year ended December 31, 2015 and during the first quarter of 2016 had occurred on January 1, 2014. Pro forma adjustments are intended to reflect what the effect would have been had we held our ownership interests as of January 1, 2014 on amounts that have been recorded in our historical consolidated statement of operations. In our opinion, all adjustments necessary to reflect the effects of these investments have been made.

The pro forma condensed consolidated financial information for the nine months ended September 30, 2015 should be read in conjunction with our historical consolidated financial statements and notes thereto in our Quarterly Report on Form 10-Q as of and for the nine months ended September 30, 2015. The pro forma condensed consolidated financial information for the year ended December 31, 2014 should be read in conjunction with our historical consolidated financial statements and notes thereto in our Annual Report on Form 10-K for the year ended December 31, 2014. The pro forma information is not necessarily indicative of our financial condition had the significant transactions occurred on September 30, 2015, or results of operations had the significant transactions occurred on January 1, 2014, nor are they necessarily indicative of our financial position, cash flows or results of operations of future periods. In addition, the provisional accounting is preliminary and therefore subject to change. Any such changes could have a material effect on the pro forma condensed consolidated financial information.

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CAREY WATERMARK INVESTORS INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
September 30, 2015
(in thousands)

	CWI
	Historical	The Stoneleigh		Equinox		Pro Forma
Assets
Investments in real estate:
Hotels, at cost	$2,128,929	$68,589	A	$74,296	A	$2,271,814
Accumulated depreciation	(107,457)	—		—		(107,457)
Net investments in hotels	2,021,472	68,589		74,296		2,164,357
Equity investments in real estate	86,774			—		86,774
Cash	90,897	(68,714)	A	(74,224)	A	24,041
		44,800	A	46,500	A
		(2,236)	A	(3,950)	A
		(1,314)	A	(6,887)	A
		(426)	A	(405)	A
Intangible assets, net	92,154	—		—		92,154
Accounts receivable	22,549	66	A	534	A	23,149
Restricted cash	76,854	1,314	A	6,887	A	85,055
Other assets	35,559	284	A	854	A	37,528
		426	A	405	A
Total assets	$2,426,259	$42,789		$44,010		$2,513,058

Liabilities and Equity
Liabilities:
Non-recourse debt	$1,316,737	$44,800	A	$46,500	A	$1,408,037
Accounts payable, accrued expenses and other liabilities	105,304	225	A	1,460	A	106,989
Due to related parties and affiliates	3,021	—		—		3,021
Distributions payable	18,773	—		—		18,773
Total liabilities	1,443,835	45,025		47,960		1,536,820
Commitments and contingencies

Equity:
CWI stockholders’ equity:
Common stock	133	—		—		133
Additional paid-in capital	1,111,355	—		—		1,111,355
Distributions and accumulated losses	(208,643)	(2,236)	A	(3,950)	A	(214,829)
Accumulated other comprehensive loss	(1,720)	—		—		(1,720)
Less: treasury stock at cost	(8,698)	—		—		(8,698)
Total CWI stockholders’ equity	892,427	(2,236)		(3,950)		886,241
Noncontrolling interests	89,997	—		—		89,997
Total equity	982,424	(2,236)		(3,950)		976,238
Total liabilities and equity	$2,426,259	$42,789		$44,010		$2,513,058

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

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CAREY WATERMARK INVESTORS INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
For the Nine Months Ended September 30, 2015
(in thousands except share and per share amounts)
		Pro Forma Adjustments (Including Pre-Acquisition Historical Amounts)

	CWI Historical	2015 Acquisitions		Equinox		Weighted Average Shares
								Pro Forma
Hotel Revenues
Rooms	$278,292	$13,213	B	8,326	B			$299,831
Food and beverage	84,647	4,144	B	4,920	B			93,711
Other operating revenue	32,682	423	B	3,091	B			36,196
Total Hotel Revenues	395,621	17,780		16,337				429,738
Operating Expenses
Hotel Expenses
Rooms	60,125	2,293	C	2,136	C			64,554
Food and beverage	61,184	2,899	C	3,168	C			67,251
Other hotel operating expenses	18,107	114	C	1,543	C			19,764
Sales and marketing	39,049	2,120	C	1,125	C			42,294
General and administrative	32,568	1,522	C	1,271	C			35,361
Repairs and maintenance	13,972	600	C	697	C			15,269
Utilities	11,111	467	C	684	C			12,262
Management fees	9,694	533	C	490	C			10,717
Property taxes, insurance, rent and other	39,434	950	C	663	C			41,047
Depreciation and amortization	50,262	2,604	C	1,735	C			54,601
Total Hotel Expenses	335,506	14,102		13,512				363,120
Other Operating Expenses
Acquisition-related expenses	17,493	(6,469)	D	(38)	D			10,986
Corporate general and administrative expenses	8,833	—		—				8,833
Asset management fees to affiliate and other expenses	9,098	466	E	315	E			9,879
Total Other Operating Expenses	35,424	(6,003)		277				29,698
Operating Income	24,691	9,681		2,548				36,920
Other Income and (Expenses)
Interest expense	(39,340)	(2,368)	F	(1,635)	F			(43,343)
Equity in earnings of equity method investments in real estate	3,065	—		—				3,065
Net gain on extinguishment of debt	1,840	—		—				1,840
Other income	2,390	—		—				2,390
	(32,045)	(2,368)		(1,635)				(36,048)
(Loss) Income from Operations Before Income Taxes	(7,354)	7,313		913				872
Provision for income taxes	(6,741)	(231)	G	(227)	G			(7,199)
Net (Loss) Income	(14,095)	7,082		686				(6,327)
Loss attributable to noncontrolling interests	2,196	—		—				2,196
Net (Loss) Income Attributable to CWI Stockholders	$(11,899)	$7,082		$686				$(4,131)
Basic and Diluted Loss Per Share	$(0.09)							$(0.03)
Basic and Diluted Weighted-Average Shares Outstanding	130,832,077					16,067,766	H	146,899,843

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

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CAREY WATERMARK INVESTORS INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
For the Year Ended December 31, 2014
(in thousands except share and per share amounts)
		Pro Forma Adjustments (Including Pre-Acquisition Historical Amounts)
	CWI Historical	2015 Acquisitions		Equinox		Weighted Average Shares

								Pro Forma
Hotel Revenues
Rooms	$248,987	$41,933	B	11,105	B			$302,025
Food and beverage	68,095	13,921	B	6,461	B			88,477
Other operating revenue	30,997	1,253	B	3,989	B			36,239
Total Hotel Revenues	348,079	57,107		21,555				426,741
Operating Expenses
Hotel Expenses
Rooms	64,483	7,860	C	2,885	C			75,228
Food and beverage	50,666	9,943	C	4,603	C			65,212
Other hotel operating expenses	17,167	920	C	1,999	C			20,086
Sales and marketing	32,431	6,642	C	1,376	C			40,449
General and administrative	27,951	4,725	C	1,662	C			34,338
Repairs and maintenance	13,121	1,897	C	910	C			15,928
Utilities	10,524	1,614	C	1,079	C			13,217
Management fees	8,169	1,713	C	647	C			10,529
Property taxes, insurance, rent and other	24,920	3,560	C	954	C			29,434
Depreciation and amortization	46,358	9,006	C	2,313	C			57,677
Total Hotel Expenses	295,790	47,880		18,428				362,098
Other Operating Expenses
Acquisition-related expenses	25,899	(23)	D	—				25,876
Corporate general and administrative expenses	11,845	—		—				11,845
Asset management fees to affiliate and other	7,329	1,463	E	421	E			9,213
Total Other Operating Expenses	45,073	1,440		421				46,934
Operating Income	7,216	7,787		2,706				17,709
Other Income and (Expenses)
Interest expense	(36,405)	(6,795)	F	(2,179)	F			(45,379)
Equity in losses of equity method investments in real estate	(731)	—		—				(731)
Other income	46	—		—				46
	(37,090)	(6,795)		(2,179)				(46,064)
(Loss) Income from Operations Before Income Taxes	(29,874)	992		527				(28,355)
Provision for income taxes	(3,846)	(778)	G	(300)	G			(4,924)
Net (Loss) Income	(33,720)	214		227				(33,279)
Loss attributable to noncontrolling interests	988	—		—				988
Net (Loss) Income Attributable to CWI Stockholders	$(32,732)	$214		$227				$(32,291)
Basic and Diluted Loss Per Share	$(0.38)							$(0.32)
Basic and Diluted Weighted-Average Shares Outstanding	85,124,745					16,067,766	H	101,192,511

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

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CAREY WATERMARK INVESTORS INCORPORATED

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

Note 1. Basis of Presentation

The pro forma condensed consolidated balance sheet as of September 30, 2015 and the pro forma condensed consolidated statement of operations for the nine months ended September 30, 2015 were derived from our historical consolidated financial statements included in our Quarterly Report on Form 10-Q as of and for the nine months ended September 30, 2015. The pro forma condensed consolidated statement of operations for the year ended December 31, 2014 was derived from our historical consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2014.

Note 2. Historical Acquisitions

Other 2015 Transactions

On February 12, 2015, March 19, 2015 and November 20, 2015, we acquired controlling interests in three hotels: Westin Minneapolis, Westin Pasadena and Le Méridien Dallas, The Stoneleigh, respectively, from HEI Hotels & Resorts, an unaffiliated third party (collectively, our "2015 Acquisitions").

Except for the acquisition of Le Méridien Dallas, The Stoneleigh, all of the transactions noted above are reflected in our historical consolidated balance sheet at September 30, 2015 and, therefore, no pro forma adjustments to our historical consolidated balance sheet as of September 30, 2015 were required. In addition, except for the acquisition of Le Méridien Dallas, The Stoneleigh, all of the transactions noted above are reflected in our historical consolidated statement of operations for the nine months ended September 30, 2015 from their respective dates of acquisition through September 30, 2015. We made pro forma adjustments (Note 3, adjustments B through H) to reflect the impact on our results of operations had these acquisitions been made on January 1, 2014.

Note 3. Pro Forma Adjustments

A. Investment

Equinox

On February 17, 2016, we acquired Equinox, A Luxury Collection Golf Resort & Spa, or Equinox, from HEI Hotels & Resorts, and acquired real estate and other hotel assets, net of assumed liabilities, totaling $74.2 million, as detailed in the table that follows. The 195-room resort is located in Manchester Village, Vermont. The hotel will continue to be managed by HEI Hotels & Resorts.

We acquired Equinox through a wholly-owned subsidiary and obtained a non-recourse mortgage loan of $46.5 million, with a fixed interest rate of 4.51%. The loan is interest-only for 36 months and has a maturity date of March 1, 2021. We capitalized $0.4 million of deferred financing costs related to this loan.

In connection with this acquisition, we expensed acquisition costs of $4.0 million, including acquisition fees of $2.2 million paid to our advisor, which are reflected as a charge to Distributions and accumulated losses in the pro forma condensed consolidated balance sheet as of September 30, 2015. We placed $6.9 million into lender-held escrow accounts primarily in connection with planned renovations.

Le Méridien Dallas, The Stoneleigh

On November 20, 2015, we acquired Le Méridien Dallas, The Stoneleigh, or The Stoneleigh, from HEI Hotels & Resorts, and acquired real estate and other hotel assets, net of assumed liabilities, totaling $68.7 million, as detailed in the table that follows. The 176-room full-service hotel is located in Dallas, Texas. The hotel will continue to be managed by HEI Hotels & Resorts.

We acquired The Stoneleigh through a wholly-owned subsidiary and obtained a non-recourse mortgage loan of $44.8 million, with an interest rate of London Interbank Offered Rate plus 3.25%, which has effectively been capped through the use of an interest rate cap. The loan is interest-only for 36 months and has a maturity date of December 1, 2020. We capitalized $0.4 million of deferred financing costs related to this loan.

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Notes to Pro Forma Condensed Consolidated Financial Statements

The effect of an increase or decrease in interest rates of 1/8% on pro forma interest expense is less than $0.1 million for both the nine months ended September 30, 2015 and the year ended December 31, 2014.

In connection with this acquisition, we expensed acquisition costs of $2.2 million, including acquisition fees of $1.8 million paid to our advisor, which are reflected as a charge to Distributions and accumulated losses in the pro forma condensed consolidated balance sheet as of September 30, 2015. We placed $1.3 million into lender-held escrow accounts in connection with planned renovations.

The following table presents a summary of assets acquired and liabilities assumed in these business combinations, at the date of acquisition (in thousands):

	The Stoneleigh	Equinox
Acquisition consideration
Cash consideration	$68,714	$74,224
Assets acquired at fair value:
Buildings	$57,989	$58,396
Land	9,400	14,800
Furniture, fixtures and equipment	1,200	1,100
Accounts receivable	66	534
Other assets	284	854
Liabilities assumed at fair value:
Accounts payable, accrued expenses, and other liabilities	(225)	(1,460)
Net assets acquired at fair value	$68,714	$74,224

B. Hotel Revenue

Pro forma adjustments for hotel revenue are derived from the historical financial statements of each of our investments. The following pro forma adjustments for the nine months ended September 30, 2015 and the year ended December 31, 2014 represent the hotel revenues that would have been incurred in addition to those presented in our historical consolidated financial statements, when applicable (in thousands):

	Pre-Acquisition Historical
	Nine Months Ended September 30, 2015
	2015 Acquisitions	Equinox

Rooms	$13,213	$8,326
Food and beverage	4,144	4,920
Other operating revenue	423	3,091
	$17,780	$16,337

	Pre-Acquisition Historical
	Year Ended December 31, 2014
	2015 Acquisitions	Equinox

Rooms	41,933	11,105
Food and beverage	13,921	6,461
Other operating revenue	1,253	3,989
	57,107	21,555

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Notes to Pro Forma Condensed Consolidated Financial Statements

C. Hotel Expenses

Pro forma adjustments for hotel expenses are derived from the historical financial statements of our investments except for those related to depreciation and amortization, sales and marketing, and management fees, as illustrated below. The following pro forma adjustments for the nine months ended September 30, 2015 and the year ended December 31, 2014 represent the incremental hotel expenses that would have been incurred in addition to those presented in our historical consolidated financial statements, when applicable (in thousands):

	Pre-Acquisition Historical
	Nine Months Ended September 30, 2015
	2015 Acquisitions	Equinox

Rooms	$2,293	$2,136
Food and beverage	2,899	3,168
Other hotel operating expenses	114	1,543
General and administrative	1,522	1,271
Repairs and maintenance	600	697
Utilities	467	684
Property taxes, insurance, rent and other	950	663
	$8,845	$10,162

	Pre-Acquisition Historical
	Year Ended December 31, 2014
	2015 Acquisitions	Equinox

Rooms	$7,860	$2,885
Food and beverage	9,943	4,603
Other hotel operating expenses	920	1,999
General and administrative	4,725	1,662
Repairs and maintenance	1,897	910
Utilities	1,614	1,079
Property taxes, insurance, rent and other	3,560	954
	$30,519	$14,092

Adjusted Hotel Expenses

Pro forma adjustments for sales and marketing and management fees reflect expenses resulting from franchise and management agreements, respectively, entered into upon acquisition, when applicable. Pro forma adjustments for depreciation and amortization reflect depreciation and amortization of the acquired assets at fair value on a straight-line basis using the estimated useful lives of the properties (limited to 40 years for buildings and ranging generally from four years up to the remaining life of the building at the time of addition for building improvements), site improvements (generally four to 15 years) and furniture, fixtures and equipment (generally one to 12 years). The following pro forma adjustments for the nine months ended September 30, 2015 and the year ended December 31, 2014 represent the hotel expenses that would have been incurred in addition to those presented in our historical consolidated financial statements, when applicable (in thousands):

7

Notes to Pro Forma Condensed Consolidated Financial Statements

	Nine Months Ended September 30, 2015
	2015 Acquisitions	Equinox

Sales and marketing - pre-acquisition historical	$1,876	$1,163
Sales and marketing - pro forma adjustments	244	(38)
Sales and marketing - pro forma results	$2,120	$1,125

Management fees - pre-acquisition historical	$550	$490
Management fees - pro forma adjustments	(17)	—
Management fees - pro forma results	$533	$490

Depreciation and amortization - pre-acquisition historical	$2,295	$2,729
Depreciation and amortization - pro forma adjustments	309	(994)
Depreciation and amortization - pro forma results	$2,604	$1,735

	Year Ended December 31, 2014
	2015 Acquisitions	Equinox

Sales and marketing - pre-acquisition historical	$5,949	$1,426
Sales and marketing - pro forma adjustments	693	(50)
Sales and marketing - pro forma results	$6,642	$1,376

Management fees - pre-acquisition historical	$1,791	$647
Management fees - pro forma adjustments	(78)	—
Management fees - pro forma results	$1,713	$647

Depreciation and amortization - pre-acquisition historical	$5,918	$3,546
Depreciation and amortization - pro forma adjustments	3,088	(1,233)
Depreciation and amortization - pro forma results	$9,006	$2,313

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Notes to Pro Forma Condensed Consolidated Financial Statements

D. Acquisition-Related Expenses

Acquisition costs of $6.5 million and less than $0.1 million related to our 2015 Acquisitions and Equinox, respectively, which are non-recurring in nature, are reflected in our historical consolidated statement of operations for the nine months ended September 30, 2015. For the year ended December 31, 2014, less than $0.1 million of acquisition costs related to our 2015 Acquisitions are reflected in our historical consolidated statement of operations. We have reflected a pro forma adjustment to exclude these non-recurring charges from our pro forma condensed consolidated statement of operations.

E. Asset Management Fees

We pay our advisor an annual asset management fee equal to 0.50% of the aggregate average market value of our investments. Pro forma adjustments for such fees are reflected in the accompanying pro forma condensed consolidated statement of operations in order to reflect what the fee would have been had the acquisition of investments occurred on January 1, 2014. The following pro forma adjustments for the nine months ended September 30, 2015 and year ended December 31, 2014 represent incremental asset management fees that would have been incurred in addition to asset management fees presented in our historical consolidated financial statements (in thousands):

	Nine Months Ended September 30, 2015
	2015 Acquisitions	Equinox

Asset management fee expense - pre-acquisition historical	$45	$—
Asset management fee expense - pro forma adjustments	421	315
Asset management fee expense - pro forma results	$466	$315

	Year Ended December 31, 2014
	2015 Acquisitions	Equinox

Asset management fee expense - pre-acquisition historical	$60	$—
Asset management fee expense - pro forma adjustments	1,403	421
Asset management fee expense - pro forma results	$1,463	$421

F. Interest Expense

The following pro forma adjustments for the nine months ended September 30, 2015 and year ended December 31, 2014 represent the incremental interest expense that would have been incurred in addition to the amount presented in our historical consolidated financial statements (in thousands):

	Nine Months Ended September 30, 2015
	2015 Acquisitions	Equinox

Interest expense - pre-acquisition historical	$1,410	$791
Interest expense - pro forma adjustments	958	844
Interest expense - pro forma results	$2,368	$1,635

	Year Ended December 31, 2014
	2015 Acquisitions	Equinox

Interest expense - pre-acquisition historical	$4,082	$1,065
Interest expense - pro forma adjustments	2,713	1,114
Interest expense - pro forma results	$6,795	$2,179

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Notes to Pro Forma Condensed Consolidated Financial Statements

G. Provision for Income Taxes

We have reflected pro forma adjustments related to our investments based upon an estimated effective tax rate, which takes into account the fact that certain activities are taxable and other activities are pass-through items for income tax purposes. The following pro forma adjustments for the nine months ended September 30, 2015 and year ended December 31, 2014 reflect the incremental income tax provisions that would have been incurred, based on the new entity structure, in addition to the amounts presented in our historical consolidated financial statements, if any (in thousands):

	Nine Months Ended September 30, 2015
	2015 Acquisitions	Equinox
Provision for income taxes - pre-acquisition historical	$—	$—
Provision for income taxes - pro forma adjustments	231	227
Provision for income taxes - pro forma results	$231	$227

	Year Ended December 31, 2014
	2015 Acquisitions	Equinox
Provision for income taxes - pre-acquisition historical	$—	$—
Provision for income taxes - pro forma adjustments	778	300
Provision for income taxes - pro forma results	$778	$300

H. Weighted-Average Shares

The pro forma weighted-average shares outstanding were determined as if the number of shares required to raise the funds used for each acquisition included in these pro forma condensed consolidated financial statements were issued on January 1, 2014.

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